                                                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 23, 2001 included in Digital River Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this Registration Statement.


Arthur Andersen LLP


Minneapolis, Minnesota
March 28, 2001

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